UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 24, 2011

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Conditions

Item 9.01	Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1:	Press Release

2

Item 2.02                      Results of Operations and Financial Conditions

On February 24, 2011, Altair Nanotechnologies Inc. (the "Company") issued a press release entitled “Altair Nanotechnologies Reports 2010 Financial Results.” The full text of the press release is provided herewith as Exhibit 99.1.

The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be “filed’ for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the "Exchange  Act"),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Altair Nanotechnologies, Inc. dated February 24, 2011 entitled “Altair Nanotechnologies Reports 2010 Financial Results.”

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: February 24, 2011	By:	/s/ John Fallini
John Fallini, Chief Financial Officer

4